                                                                      EXHIBIT 21

                               VORNADO REALTY L.P.
                         SUBSIDIARIES OF THE REGISTRANT

                                                                  STATE OF
     NAME OF SUBSIDIARY                                         ORGANIZATION
     ------------------                                     --------------------
     14 West 64th Street Corporation                              New York
     150 East 58th Street, L.L.C.                                 New York
     1740 Broadway Associates, L.P.                               Delaware
     20 Broad Company, L.L.C.                                     New York
     20 Broad Lender, L.L.C.                                      New York
     201 East 66th Street Corp.                                   New York
     201 East 66th Street, L.L.C.                                 New York
     330 Madison Company, L.L.C.                                  New York
     350 North Orleans, L.L.C.                                    Delaware
     40 East 14 Realty Associates General Partnership             New York
     40 East 14 Realty Associates, L.L.C.                         New York
     40 Fulton Street, L.L.C.                                     New York
     401 Commercial Son, L.L.C.                                   New York
     401 Commercial, L.P.                                         New York
     401 General Partner, L.L.C.                                  New York
     401 Hotel General Partner, L.L.C.                            New York
     401 Hotel REIT, L.L.C.                                       Delaware
     401 Hotel TRS, Inc.                                          Delaware
     401 Hotel, L.P.                                              New York
     527 West Kinzie, L.L.C.                                      Illinois
     689 Fifth Avenue, L.L.C.                                     New York
     7 West 34th Street, L.L.C.                                   New York
     715 Lexington Avenue, L.L.C.                                 New York
     770 Broadway Company, L.L.C.                                 New York
     825 Seventh Avenue Holding Corporation                       New York
     825 Seventh Avenue Holding, L.L.C.                           New York
     866 U.N. Plaza Associates, L.L.C.                            New York
     888 Seventh Avenue, L.L.C.                                   Delaware
     909 Third Avenue Assignee, L.L.C.                            New York
     909 Third Company, L.P.                                      New York
     909 Third GP, L.L.C.                                         Delaware
     909 Third Mortgage Holder, L.L.C.                            Delaware
     968 Third, L.L.C.                                            New York
     969 Third Avenue, L.L.C.                                     New York
     Allentown VF, L.L.C.                                       Pennsylvania
     Allentown VF, L.P.                                         Pennsylvania
     AmeriCold Corporation                                         Oregon
     AmeriCold Real Estate, L.P.                                  Delaware
     AmeriCold Realty, Inc.                                       Delaware
     Amherst II VF, L.L.C.                                        New York
     Amherst VF, L.L.C.                                           New York
     Arbor Property, L.P.                                         Delaware
     Atlantic City Holding, L.L.C.                               New Jersey
     B&B Park Avenue, L.P.                                        Delaware
     Bensalem Holding Company, L.L.C.                           Pennsylvania
     Bensalem Holding Company, L.P.                             Pennsylvania

                                                                  STATE OF
     NAME OF SUBSIDIARY                                         ORGANIZATION
     ------------------                                     --------------------
     ..                                                         Pennsylvania
     Bensalem VF, L.P.                                          Pennsylvania
     Bethlehem Holding Company, L.L.C.                          Pennsylvania
     Bethlehem Holding Company, L.P.                            Pennsylvania
     Bethlehem Properties Holding Company, L.L.C.               Pennsylvania
     Bethlehem Properties Holding Company, L.P.                 Pennsylvania
     Bethlehem VF, L.L.C.                                       Pennsylvania
     Bethlehem VF, L.P.                                         Pennsylvania
     BMS Facilities Group, L.L.C.                                 Delaware
     Bordentown II VF, L.L.C.                                    New Jersey
     Bordentown VF, L.L.C.                                       New Jersey
     Bricktown VF, L.L.C.                                        New Jersey
     Bridgeland Warehouses, L.L.C.                               New Jersey
     Broomall VF, L.L.C.                                        Pennsylvania
     Broomall VF, L.P.                                          Pennsylvania
     Building Maintenance Service, L.L.C.                         Delaware
     Canadian Craftshow LTD.                                       Canada
     Carmar Freezers Russellville, L.L.C.                         Delaware
     Carmar Freezers-Thomasville, L.L.C.                          Missouri
     Carmar Group, L.L.C.                                         Delaware
     Carmar Industries, L.L.C.                                    Delaware
     CESC 1101 17th Street Limited Partnership                    Maryland
     CESC 1101 17th Street Manager, L.L.C.                        Delaware
     CESC 1101 17th Street, L.L.C.                                Delaware
     CESC 1140 Connecticut Avenue Limited Partnership       District of Columbia
     CESC 1140 Connecticut Avenue Manager, L.L.C.                 Delaware
     CESC 1140 Connecticut Avenue, L.L.C.                         Delaware
     CESC 1150 17th Street Limited Partnership              District of Columbia
     CESC 1150 17th Street Manager, L.L.C.                        Delaware
     CESC 1150 17th Street, L.L.C.                                Delaware
     CESC 1730 M Street, L.L.C.                                   Delaware
     CESC 1750 Pennsylvania Avenue, L.L.C.                        Delaware
     CESC Commerce Executive Park, L.L.C.                         Delaware
     CESC Construction TRS, Inc.                                  Delaware
     CESC Crystal City Holding L.L.C.                             Delaware
     CESC Crystal City Land L.L.C.                                Delaware
     CESC Crystal Square Four, L.L.C.                             Delaware
     CESC Crystal/Rosslyn, L.L.C.                                 Delaware
     CESC District Holdings, L.L.C.                               Delaware
     CESC Downtown Member, L.L.C.                                 Delaware
     CESC Fairfax Square Manager, L.L.C.                          Delaware
     CESC Five Skyline Place, L.L.C.                              Delaware
     CESC Four Skyline Place, L.L.C.                              Delaware
     CESC Gateway Four L.L.C.                                     Virginia
     CESC Gateway One, L.L.C.                                     Delaware
     CESC Gateway Two Limited Partnership                         Virginia
     CESC Gateway Two Manager, L.L.C.                             Virginia
     CESC Gateway/Square Member, L.L.C.                           Delaware
     CESC Gateway/Square, L.L.C.                                  Delaware
     CESC Mall Land, L.L.C.                                       Virginia
     CESC Mall, L.L.C.                                            Virginia
     CESC One Courthouse Plaza Holdings, L.L.C.                   Delaware
     CESC One Courthouse Plaza, L.L.C.                            Delaware
     CESC One Democracy Manager, L.L.C.                           Delaware
     CESC One Democracy Plaza, L.P.                               Maryland
     CESC One Skyline Place, L.L.C.                               Delaware

                                                                  STATE OF
     NAME OF SUBSIDIARY                                         ORGANIZATION
     ------------------                                     --------------------
     CESC One Skyline Tower, L.L.C.                               Delaware
     CESC Park Five Land, L.L.C.                                  Delaware
     CESC Park Five Manager, L.L.C.                               Virginia
     CESC Park Four Land, L.L.C.                                  Delaware
     CESC Park Four Manager, L.L.C.                               Virginia
     CESC Park One Land, L.L.C.                                   Delaware
     CESC Park One Manager, L.L.C.                                Delaware
     CESC Park Three Land, L.L.C.                                 Delaware
     CESC Park Three Manager, L.L.C.                              Virginia
     CESC Park Two , L.L.C.                                       Delaware
     CESC Park Two Land, L.L.C.                                   Delaware
     CESC Park Two Manager L.L.C.                                 Virginia
     CESC Plaza Limited Partnership                               Virginia
     CESC Plaza Manger, L.L.C.                                    Virginia
     CESC Plaza Parking, L.L.C.                                   Delaware
     CESC Realty Park Five, L.L.C.                                Virginia
     CESC Realty Park Three, L.L.C.                               Virginia
     CESC Reston Executive Center, L.L.C.                         Delaware
     CESC Seven Skyline Place, L.L.C.                             Delaware
     CESC Six Skyline Place, L.L.C.                               Delaware
     CESC Square Four L.L.C.                                      Virginia
     CESC Square Four Land L.L.C.                                 Delaware
     CESC Square Land, L.L.C.                                     Delaware
     CESC Square, L.L.C.                                          Virginia
     CESC Three Skyline Place, L.L.C.                             Delaware
     CESC Two Courthouse Plaza Limited Partnership                Virginia
     CESC Two Courthouse Plaza Manager, L.L.C.                    Delaware
     CESC Two Skyline Place, L.L.C.                               Delaware
     CESC Tysons Dulles Plaza, L.L.C.                             Delaware
     CESC Water Park, L.L.C.                                      Virginia
     Charles E. Smith Commercial Realty, L.P.                     Delaware
     Charles E. Smith Real Estate Services, L.P.                  Virginia
     Cherry Hill VF, L.L.C.                                      New Jersey
     Chicopee Holding, L.L.C.                                  Massachusetts
     Conrans VF, L.L.C.                                          New Jersey
     Cumberland Holding, L.L.C.                                  New Jersey
     Darby Development Corp.                                      Florida
     Delran VF, L.L.C.                                           New Jersey
     Design Center Owner - DC, L.L.C.                             Delaware
     Dover VF, L.L.C.                                            New Jersey
     DSAC, L.L.C.                                                  Texas
     Dundalk, L.L.C.                                              Maryland
     Durham Leasing, L.L.C.                                      New Jersey
     East Brunswick VF, L.L.C.                                   New Jersey
     Eatontown Monmouth Mall (Junior Mezz), L.L.C.                Delaware
     Eatontown Monmouth Mall (Senior Mezz), L.L.C.                Delaware
     Eatontown Monmouth Mall, L.L.C.                              Delaware
     Eleven Penn Plaza, L.L.C.                                    New York
     Fairfax Square Partners                                      Delaware
     Fifth Crystal Park Associates Limited Partnership            Virginia
     First Crystal Park Associates Limited Partnership            Virginia
     Fourth Crystal Park Associates Limited Partnership           Virginia
     Freeport VF, L.L.C.                                          New York
     Fuller Madison, L.L.C.                                       New York
     Gallery Market Holding Company, L.L.C.                     Pennsylvania
     Gallery Market Holding Company, L.P.                       Pennsylvania

                                                                  STATE OF
     NAME OF SUBSIDIARY                                         ORGANIZATION
     ------------------                                     --------------------
     Gallery Market Properties Holding Company, L.L.C.          Pennsylvania
     Gallery Market Properties Holding Company, L.P.            Pennsylvania
     Glen Burnie VF, L.L.C.                                       Maryland
     Glenolden VF, L.L.C.                                       Pennsylvania
     Glenolden VF, L.P.                                         Pennsylvania
     Graybar Building, L.L.C.                                     New York
     Green Acres Mall, L.L.C.                                     Delaware
     Guard Management Service Corp.                               New York
     Guillford Associates, L.L.C.                                 Delaware
     Hackensack VF, L.L.C.                                       New Jersey
     Hagerstown VF, L.L.C.                                        Maryland
     Hanover Holding, L.L.C.                                     New Jersey
     Hanover Industries, L.L.C.                                  New Jersey
     Hanover Leasing, L.L.C.                                     New Jersey
     Hanover Public Warehousing, L.L.C.                          New Jersey
     Hanover VF, L.L.C.                                          New Jersey
     Henrietta Holding, L.L.C.                                    New York
     Inland Quarries, L.L.C.                                      Delaware
     Interior Design Show, Inc.                                    Canada
     Jersey City VF, L.L.C.                                      New Jersey
     Kearny Holding VF, L.L.C.                                   New Jersey
     Kearny Leasing VF, L.L.C.                                   New Jersey
     L.A. Mart Properties, L.L.C.                                 Delaware
     Lancaster Leasing Company, L.L.C.                          Pennsylvania
     Lancaster Leasing Company, L.P.                            Pennsylvania
     Landthorp Enterprises, L.L.C.                                Delaware
     Lawnside VF, L.L.C.                                         New Jersey
     Lewisville TC, L.L.C.                                         Texas
     Littleton Holding, L.L.C.                                   New Jersey
     Lodi II VF, L.L.C.                                          New Jersey
     Lodi VF, L.L.C.                                             New Jersey
     M 330 Associates, L.P.                                       New York
     M 393 Associates, L.L.C.                                     New York
     M/H Two Park Associates                                      New York
     Manalapan VF, L.L.C.                                        New Jersey
     Market Square - Furniture Plaza L.L.C.                       Delaware
     Market Square - Main Street, L.L.C.                          Delaware
     Market Square Group, L.L.C.                                  Delaware
     Market Square Hamilton Center, L.L.C.                        Delaware
     Market Square II, L.L.C.                                     Delaware
     Market Square TRS, Inc.                                      Delaware
     Market Square, L.L.C.                                        Delaware
     Marlton VF, L.L.C.                                          New Jersey
     Marple Holding Company, L.L.C.                             Pennsylvania
     Marple Holding Company, L.P.                               Pennsylvania
     Mart Franchise Center, Inc.                                  Illinois
     Mart Franchise Venture, L.L.C.                               Delaware
     Mart Parking, L.L.C.                                         Delaware
     Menands VF, L.L.C.                                           New York
     Merchandise Mart Enterprises, Inc. (Canada)                   Canada
     Merchandise Mart Properties, Inc.                            Delaware
     Merchandise Mart, L.L.C.                                     Delaware
     Mesquite TC, L.L.C.                                           Texas
     Middletown VF, L.L.C.                                       New Jersey
     MMPI/Highpoint Lease, L.L.C.                                 Delaware
     Monmouth Mall, L.L.C.                                        Delaware

                                                                  STATE OF
     NAME OF SUBSIDIARY                                         ORGANIZATION
     ------------------                                     --------------------
     Montclair VF, L.L.C.                                        New Jersey
     Morris Plains Holding VF, L.L.C.                            New Jersey
     Morris Plains Leasing VF, L.L.C.                            New Jersey
     National Furniture Mart (NC), L.L.C.                         Delaware
     National Hydrant, L.L.C.                                     New York
     New Bridgeland Warehouses, L.L.C.                            Delaware
     New Hanover Holding, L.L.C.                                  Delaware
     New Hanover Industries, L.L.C.                               Delaware
     New Hanover Leasing, L.L.C                                   Delaware
     New Hanover Public Warehousing, L.L.C.                       Delaware
     New Hyde Park VF, L.L.C.                                     New York
     New Landthorp Enterprises, L.L.C.                            Delaware
     New TG Hanover L.L.C.                                        Delaware
     New Towmed, L.L.C.                                           Delaware
     New Vornado/Saddle Brook, L.L.C.                             Delaware
     New Woodbridge, L.L.C.                                      New Jersey
     Newington VF, L.L.C.                                       Connecticut
     NFM Corp.                                                    Delaware
     NFM Partners, L.P.                                           Delaware
     Ninety Park Lender QRS, Inc.                                 Delaware
     Ninety Park Lender, L.L.C.                                   New York
     Ninety Park Manager, L.L.C.                                  New York
     Ninety Park Option, L.L.C.                                   New York
     Ninety Park Property, L.L.C.                                 New York
     North Bergen VF, L.L.C.                                     New Jersey
     North Dearborn, L.L.C.                                       Delaware
     North Plainfield VF, L.L.C.                                 New Jersey
     Office Acquisition Finance, L.L.C.                           Delaware
     Office Center Owner (D.C.), L.L.C.                           Delaware
     One Penn Plaza TRS, Inc.                                     Delaware
     One Penn Plaza, L.L.C.                                       New York
     Palisades A/V Company, L.L.C.                               New Jersey
     Park Four Member, L.L.C.                                     Delaware
     Park One Member, L.L.C.                                      Delaware
     Philadelphia Holding Company, L.L.C.                       Pennsylvania
     Philadelphia Holding Company, L.P.                         Pennsylvania
     Philadelphia VF, L.L.C.                                    Pennsylvania
     Philadelphia VF, L.P.                                      Pennsylvania
     Pike Holding Company, L.L.C.                               Pennsylvania
     Pike Holding Company, L.P.                                 Pennsylvania
     Powerspace & Services, Inc.                                  New York
     Rahway Leasing, L.L.C.                                      New Jersey
     RF Operations, L.L.C.                                        Delaware
     Rochester Holding, L.L.C.                                    New York
     Russian Tea Room Realty, L.L.C.                              New York
     SMB Administration, L.L.C.                                   Delaware
     SMB Cleaning, L.L.C.                                         Delaware
     SMB Holding, L.L.C.                                          Delaware
     SMB Tenant Services Floaters, L.L.C.                         Delaware
     SMB Tenant Services, L.L.C.                                  Delaware
     SMB Windows, L.L.C.                                          Delaware
     Smith Commercial Management, L.L.C.                          Virginia
     South Capital, L.L.C.                                        Delaware
     Springfield Member VF, L.L.C.                                Delaware
     Springfield VF, L.L.C.                                    Massachusetts
     T 53 Condominium, L.L.C.                                     New York

                                                                  STATE OF
     NAME OF SUBSIDIARY                                         ORGANIZATION
     ------------------                                     --------------------
     T.G. Hanover, L.L.C.                                        New Jersey
     TGSI, L.L.C.                                                 Maryland
     The Park Laurel Condominium                                  New York
     The Second Rochester Holding, L.L.C.                         New York
     Third Crystal Park Associates Limited Partnership            Virginia
     Totowa VF, L.L.C.                                           New Jersey
     Towmed Housing, L.L.C.                                       Delaware
     Towmed Intermediate, L.L.C.                                  Delaware
     Towson VF, L.L.C.                                            Maryland
     Trees Acquisition Subsidiary, Inc.                           Delaware
     Turnersville VF, L.L.C.                                     New Jersey
     Two Guys From Harrison Holding Co., L.L.C.                 Pennsylvania
     Two Guys From Harrison Holding Co., L.P.                   Pennsylvania
     Two Guys From Harrison N.Y. (DE), L.L.C.                     Delaware
     Two Guys From Harrison N.Y., L.L.C.                          New York
     Two Guys Mass., L.L.C.                                    Massachusetts
     Two Guys-Connecticut Holding, L.L.C.                       Connecticut
     Two Park Company                                             New York
     Two Penn Plaza REIT, Inc.                                    New York
     Unado, L.L.C.                                               New Jersey
     Union Square East, L.L.C.                                    New York
     Union VF, L.L.C.                                            New Jersey
     Upper Moreland Holding Company, L.L.C.                     Pennsylvania
     Upper Moreland Holding Company, L.P.                       Pennsylvania
     Upper Moreland VF, L.L.C.                                  Pennsylvania
     Upper Moreland VF, L.P.                                    Pennsylvania
     URS Real Estate, L.P.                                        Delaware
     URS Realty, Inc.                                             Delaware
     VBL Company, L.L.C.                                          New York
     VC Carthage, L.L.C.                                          Delaware
     VC Freezer Amarillo, L.P.                                    Delaware
     VC Freezer Babcock, L.L.C.                                   Delaware
     VC Freezer Bartow, L.L.C.                                    Delaware
     VC Freezer Fort Worth, L.L.C.                                Delaware
     VC Freezer Fremont, L.L.C.                                   Delaware
     VC Freezer Garden City, L.L.C.                               Delaware
     VC Freezer Kentucky, L.L.C.                                  Delaware
     VC Freezer Massillon, L.L.C.                                 Delaware
     VC Freezer Omaha Amarillo, L.L.C.                            Delaware
     VC Freezer Ontario, L.L.C.                                   Delaware
     VC Freezer Phoenix, L.L.C.                                   Delaware
     VC Freezer Russelville, L.L.C.                               Delaware
     VC Freezer Sioux Falls, L.L.C.                               Delaware
     VC Freezer Springdale, L.L.C.                                Delaware
     VC Freezer Strasburg, L.L.C.                                 Delaware
     VC Freezer Texarkana, L.L.C.                                 Delaware
     VC Missouri Holdings, L.L.C.                                 Delaware
     VC Missouri Real Estate Holdings, L.L.C.                     Delaware
     VC Omaha Holdings, L.L.C.                                    Delaware
     VC Omaha Real Estate Holdings, L.L.C.                        Delaware
     VFC Connecticut Holding, L.L.C.                              Delaware
     VFC Massachusetts Holding, L.L.C.                            Delaware
     VFC New Jersey Holding, L.L.C.                               Delaware
     VFC Pennsylvania Holding, L.L.C.                             Delaware
     VFC Pennsylvania Holding, L.P.                               Delaware
     VNK Corp.                                                    Delaware

                                                                  STATE OF
     NAME OF SUBSIDIARY                                         ORGANIZATION
     ------------------                                     --------------------
     VNO 424 Sixth Avenue, L.L.C.                                 Delaware
     VNO 63rd Street, L.L.C.                                      New York
     VNO Hotel, L.L.C.                                            Delaware
     Vornado - Westport, L.L.C.                                 Connecticut
     Vornado 1740 Broadway, L.L.C.                                New York
     Vornado 175 Lex, Inc.                                        Delaware
     Vornado 330 West 34th Street, L.L.C.                         New York
     Vornado 401 Commercial, L.L.C.                               New York
     Vornado 550-600 Mamaroneck, L.P.                             New York
     Vornado 63rd Street, Inc.                                    New York
     Vornado 640 Fifth Avenue, L.L.C.                             New York
     Vornado 90 Park Avenue, L.L.C.                               New York
     Vornado 90 Park QRS, Inc.                                    New York
     Vornado B&B, L.L.C.                                          New York
     Vornado Ballantrae Holdings, Inc.                            Delaware
     Vornado Caguas GP, Inc.                                      Delaware
     Vornado Caguas GP, L.L.C.                                    Delaware
     Vornado Caguas Holding, L.L.C.                               Delaware
     Vornado Caguas Holding, L.P.                                 Delaware
     Vornado Caguas, L.L.C.                                       Delaware
     Vornado Caguas, L.P.                                         Delaware
     Vornado CAPI, L.L.C.                                         Delaware
     Vornado Carthage and KC Quarries TRS, Inc.                   Delaware
     Vornado Catalinas GP, Inc.                                   Delaware
     Vornado Catalinas GP, L.L.C.                                 Delaware
     Vornado Catalinas Holding, L.L.C.                            Delaware
     Vornado Catalinas Holding, L.P.                              Delaware
     Vornado Catalinas, L.L.C.                                    Delaware
     Vornado Catalinas, L.P.                                      Delaware
     Vornado CCA Gainesville, L.L.C.                              Delaware
     Vornado CESCR Gen-Par, L.L.C.                                Delaware
     Vornado CESCR Holdings, L.L.C.                               Delaware
     Vornado CESCR II, L.L.C.                                     Delaware
     Vornado CESCR, L.L.C.                                        Delaware
     Vornado Communications, L.L.C.                               Delaware
     Vornado Crescent Carthage and KC Quarry, L.L.C.              Delaware
     Vornado Crescent Portland Partnership                        Delaware
     Vornado Crystal Park Loan, L.L.C.                            Delaware
     Vornado Finance GP, L.L.C.                                   Delaware
     Vornado Finance SPE, Inc.                                    Delaware
     Vornado Finance, L.L.C.                                      Delaware
     Vornado Finance, L.P.                                        Delaware
     Vornado Fort Lee, L.L.C.                                    New Jersey
     Vornado Green Acres Acquisition, L.L.C.                      Delaware
     Vornado Green Acres Delaware, L.L.C.                         Delaware
     Vornado Green Acres Funding, L.L.C.                          Delaware
     Vornado Green Acres Holdings, L.L.C.                         Delaware
     Vornado Green Acres SPE Managing Member, Inc.                Delaware
     Vornado Investment Corp.                                     New York
     Vornado Investments Corporation                              Delaware
     Vornado Investments, L.L.C.                                  Delaware
     Vornado Lending Corp.                                       New Jersey
     Vornado Lending, L.L.C.                                     New Jersey
     Vornado M 330, L.L.C.                                        New York
     Vornado M 393 QRS, Inc.                                      New York
     Vornado M 393, L.L.C.                                        New York

                                                                  STATE OF
     NAME OF SUBSIDIARY                                         ORGANIZATION
     ------------------                                     --------------------
     Vornado Mamaroneck, L.L.C.                                   New York
     Vornado Management Corp.                                    New Jersey
     Vornado Merger Sub, L.P.                                     Delaware
     Vornado MH, L.L.C.                                           New York
     Vornado MLP GP, L.L.C.                                       Delaware
     Vornado Monmouth Mall, L.L.C.                               New Jersey
     Vornado Montehiedra Acquisition, L.L.C.                      Delaware
     Vornado Montehiedra Acquisition, L.P.                        Delaware
     Vornado Montehiedra Holding II, L.P.                         Delaware
     Vornado Montehiedra Holding, L.L.C.                          Delaware
     Vornado Montehiedra Holding, L.P.                            Delaware
     Vornado Montehiedra OP, L.L.C.                               Delaware
     Vornado Montehiedra OP, L.P.                                 Delaware
     Vornado Montehiedra, Inc.                                    Delaware
     Vornado New York RR One, L.L.C.                              New York
     Vornado Newkirk, L.L.C.                                      Delaware
     Vornado NK Loan, L.L.C.                                   Massachusetts
     Vornado Office Management, L.L.C.                            New York
     Vornado Office, Inc.                                         New York
     Vornado PS, L.L.C.                                           Delaware
     Vornado Realty, L.L.C.                                       Delaware
     Vornado Realty, L.P.                                         Delaware
     Vornado RR Midtown, L.L.C.                                   New York
     Vornado RTR, Inc.                                            Delaware
     Vornado SC Properties, L.L.C.                                Delaware
     Vornado Title, L.L.C.                                        Delaware
     Vornado TSQ, L.L.C.                                          Delaware
     Vornado Two Park Holding, L.L.C.                             Delaware
     Vornado Two Penn Plaza, L.L.C.                               New York
     Vornado/Tea Room, L.L.C.                                     New York
     VRT Development Rights, L.L.C.                               New York
     VRT Massachusetts Holding, L.L.C.                            Delaware
     VRT New Jersey Holding, L.L.C.                               Delaware
     Washington CESC TRS, Inc.                                    Delaware
     Washington Design Center DC, L.L.C.                          Delaware
     Washington Design Center Subsidiary, L.L.C.                  Delaware
     Washington Mart TRS, Inc.                                    Delaware
     Washington Office Center DC, L.L.C.                          Delaware
     Watchung VF, L.L.C.                                         New Jersey
     Wayne VF, L.L.C.                                            New Jersey
     Wells Kinzie, L.L.C.                                         Delaware
     West Windsor Holding Corporation                            New Jersey
     West Windsor Holding, L.L.C.                                New Jersey
     Woodbridge VF, L.L.C.                                       New Jersey
     York Holding Company, L.L.C.                               Pennsylvania
     York Holding Company, L.P.                                 Pennsylvania
     York VF, L.L.C.                                            Pennsylvania
     York VF, L.P.                                              Pennsylvania